SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TCW STRATEGIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 17, 2019

Notice is hereby given that an annual meeting of shareholders of TCW Strategic Income Fund, Inc. (the “Company”) will be held at Hotel Indigo LA Downtown, 899 Francisco Street, Los Angeles, CA 90017, Tuesday, September 17, 2019 at 8:00 a.m. Pacific Daylight Time (the “Annual Meeting”), to consider and vote on the following matters:

1.	Election of seven directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 31, 2019 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. To assure your representation at the Annual Meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PATRICK W. DENNIS
Vice President and Assistant Secretary

August 2, 2019

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope thus enabling the Company to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail you may also vote by telephone or via the internet. Instructions for these options are found on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

Pursuant to this proxy statement (the “Proxy Statement”), the Board of Directors of TCW Strategic Income Fund, Inc. (the “Company”) is soliciting your proxy in connection with the 2019 annual meeting of shareholders of the Company (the “Annual Meeting”). The Board of Directors (each, a “Director” and collectively, the “Board of Directors,” the “Directors,” or the “Board”) has fixed the close of business on July 31, 2019 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about August 2, 2019.

The Board is soliciting proxies from shareholders of the Company with respect to the following proposals:

1.	To elect seven directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019; and

3.	To take action on other business that may properly come before the Annual Meeting.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares of common stock (“Common Stock”) for which a properly signed proxy card is received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the Annual Meeting. However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, September 17, 2019. The Proxy Statement and the Company’s most recent annual report are available on the Internet at http://www.tcw.com. The Company will furnish, without charge, a copy of the Company’s annual report for its fiscal year ended December 31, 2018, and any more recent shareholder reports, to any Company shareholder upon request. To request a copy, please write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephone 1-800-FUND-TCW. You may also call for information on how to obtain directions to attend the Annual Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

The purpose of this proposal is to elect the Board of Directors of the Company that will assume office immediately upon election by shareholders. The Board is currently comprised of seven members described below. At a Board of Directors meeting held on June 10, 2019, the Board unanimously nominated all current Directors for re-election as Directors (each a “Nominee”). Each Nominee has agreed to stand for election, serve if elected and hold office until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and positions with the Company, the length of time he or she has served as Director, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Nominees who are “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.”

Independent Director Nominees

Name, Address, Year of Birth and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years
Samuel P. Bell (1936) Director	Term: Until 2020 Served since 2002	Private Investor.	20	Point.360 (post production services); TCW Funds, Inc. (mutual fund).

Patrick C. Haden (1953) Chairman of the Board	Term: Until 2020 Served since 2001	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	32	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund).

Name, Address, Year of Birth and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years

Peter McMillan (1957) Director	Term: Until 2020 Served since 2010	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	32	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Keppel-KBS U.S. REIT (real estate investments); Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (business development company); TCW Funds, Inc. (mutual fund).

Victoria B. Rogers (1961) Director	Term: Until 2020 Served since 2011	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	20	Causeway Capital Management Trust (mutual fund); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); Norton Simon Museum (art museum); Stanford University (university).

Andrew Tarica (1959) Director	Term: Until 2020 Served since 2012	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker-dealer).	32	Metropolitan West Funds (mutual fund); TCW Funds, Inc. (mutual fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, Los Angeles, CA 90071.
+

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other companies. The “Fund Complex” includes the Company, TCW Funds, Inc. (“TFI”) and Metropolitan West Funds (“MWF”). TFI is included because TCW Investment Management Company LLC, the Company’s investment advisor (“Advisor” or “TCW”), also serves as TFI’s investment advisor. MWF is included because the Advisor is under common control with MWF’s investment advisor.

Interested Director Nominees (1)

Name, Address, Year of Birth and Position with Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee
David S. DeVito (1962) Director, President and Chief Executive Officer	Term: Until 2020 Served since 2008, President and Chief Executive Officer since 2014	President and Chief Executive Officer (since January 2014), TCW Funds; Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management LLC, and TCW Asset Management Company LLC, and TCW LLC (since January 2016); Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	20	TCW Funds, Inc. (mutual fund).
David B. Lippman (1958) Director	Term: Until 2020 Served since 2014	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer, Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	1	None.

(1)	Each of these directors is an “interested person” of the Company, as defined in the 1940 Act, because he is an officer of the Advisor.
(2)	The address of each Interested Director is c/o Trust Company of the West, 865 South Figueroa Street, Los Angeles, CA 90017.
+

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other companies. The “Fund Complex” includes the Company, TFI, and MWF. TFI is included because the Advisor also serves as TFI’s investment advisor. MWF is included because the parent of the Advisor also serves as the parent to MWF’s investment advisor.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Annual Meeting, any Nominee becomes unable to serve, the proxies that would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

Ownership of Securities

The information as to ownership of securities which appears below is based on statements furnished to the Company by the Directors.

The following table sets forth the equity ownership of Nominees in the Company and in the Family of Investment Companies as of July 31, 2019.

Name of Nominee	Dollar Range of Equity Securities In the Company*	Aggregate Dollar Range of Equity Securities to be Overseen in Family of Investment Companies+*
Independent Director Nominees

Samuel P. Bell	$10,001-$50,000	Over $100,000

Patrick C. Haden	Over $100,000	Over $100,000

Peter McMillan	$50,001-$100,000	Over $100,000

Victoria B. Rogers	$50,001-$100,000	Over $100,000

Andrew Tarica	Over $100,000	Over $100,000

Interested Director Nominees

David S. DeVito	None	Over $100,000

David B. Lippman	None	Over $100,000

+

“Family of Investment Companies” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment advisor or principal underwriter. The “Family of Investment Companies” includes the Company and TFI. TFI is included because the Advisor also serves as TFI’s investment advisor.

*	Certain figures represent the Directors’ economic exposure to the Company and TFI through various deferred compensation plans approved by the Boards of the Company and TFI.

None of the Independent Director Nominees, or any other member of his or her immediate family, owned beneficially or of record any securities in the Advisor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor as of June 30, 2019.

Communications with the Board of Directors

Shareholders may address correspondence relating to the Company to the Board of Directors as a whole, or to individual Directors or to the Company’s Secretary at TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Company has no formal policy regarding Directors’ attendance at shareholder meetings, typically some Directors attend the annual meeting. At the Company’s 2018 annual meeting held on September 25, 2018, eight of the Directors then in office were present.

Compensation for Directors

Effective January 1, 2017, the Company pays each Independent Director an annual fee of $12,000 plus a joint meeting fee of $1,000 for each meeting of the Board of Directors or Committees of the Board of Directors attended by the Director and $250 for telephonic attendance at each meeting or special meeting of the Board of Directors attended by the Director. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Company.

The following table indicates the compensation paid to the Independent Directors by the Company for the fiscal year ended December 31, 2018. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2018 by the Fund Complex.

Name of Nominee	Aggregate Compensation From the Company		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex+
Independent Director Nominee
Samuel P. Bell	$17,000		$0	$0	$170,600
Patrick C. Haden	$17,000		$0	$0	$383,400
Peter McMillan	$16,250	(1)	$0	$0	$299,250	(4)
Charles A. Parker(2)	$16,250		$0	$0	$136,750
Victoria B. Rogers	$17,000		$0	$0	$154,600
Andrew Tarica	$17,000	(3)	$0	$0	$396,000	(5)

(1)	Includes $16,250 of deferred compensation.
(2)	Effective December 10, 2018, Charles A. Parker retired from the Board of Directors of the Company.
(3)	Includes $17,000 of deferred compensation.
(4)	Includes $299,250 of deferred compensation.
(5)	Includes $396,000 of deferred compensation.
+

The “Fund Complex” includes the Company, TFI, and MWF. TFI is included because the Advisor also serves as TFI’s investment advisor. MWF is included because the parent of the Advisor also serves as the parent to MWF’s investment advisor.

Effective July 1, 2013, the Company adopted a Deferred Compensation Plan (the “Plan”), which provides retirement benefits for Independent Directors of the Company and TFI. Each Independent Director is eligible to participate in the Plan and may elect to defer all or a portion of his or her compensation not yet earned. Under the Plan, dollar amounts deferred earn a return for an Independent Director as though equivalent amounts had been invested in one or more of the funds advised by the Advisor offered as investment options under the Plan and selected by the Independent Director. Unless otherwise stipulated, distributions to an Independent Director under the Plan are in the form of a lump sum equal to the value in the Director’s account on the date of payment. The Plan is not funded and the Company’s obligation to make payments of amounts credited to an Independent Director’s account is a general obligation of the Company. An Independent Director’s rights to deferred compensation under the Plan are limited to those of a recipient of an unfunded, unsecured promise to pay amounts in the future.

The Board of Directors normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2018, the Board met five times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees of which such Director was a member.

Leadership Structure

The Board is responsible for the overall management of the Company, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Company’s Articles of Incorporation and By-Laws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of seven Directors, including five Independent Directors. As discussed below, the Board has established four committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of an Independent Director as Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the number of funds in the Fund Complex, the net assets of the Company and the committee structure of the Company.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with, or receives reports from, the officers of the Company and representatives of key service providers to the Company, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Company and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Company established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Company’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Company’s Chief Compliance Officer and other officers.

Investment Oversight. The Board monitors the Company’s investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Company’s investment practices, reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Company’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the Company’s valuation procedures. On March 13, 2017, the Board established a Valuation Committee to assist the Board in monitoring the implementation of the Company’s valuation procedures, as described in further detail below.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Company’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Company’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee, Executive Committee, Nominating and Governance Committee, and Valuation Committee.

The Audit Committee has adopted a written charter (the “Audit Committee Charter”), which was amended in December 2014. A copy of the Audit Committee

Charter is posted on the Company’s website (www.tcw.com). The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company’s independent auditors and reviews with the auditors the results of the Company’s annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Advisor’s and Company’s Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee’s current members are Ms. Rogers and Messrs. Bell, Haden, McMillan, and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended December 31, 2018, the Audit Committee held four meetings.

The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s current members are Messrs. DeVito, Bell and Haden. Messrs. Bell and Haden are Independent Directors and Mr. DeVito is an Interested Director. During the fiscal year ended December 31, 2018, the Executive Committee held no meetings.

The Nominating and Governance Committee has adopted a written charter (the “Nominating and Governance Committee Charter”), which was amended in June 2017. A copy of the Nominating and Governance Committee Charter is posted on the Company’s website (www.tcw.com). The Nominating and Governance Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Advisor and other principal service providers. The Nominating and Governance Committee does not have any formal policy regarding diversity in identifying nominees for a directorship, but considers it among the various factors relevant to any particular nominee. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing the management of the Company and also considers general matters of Company governance and operations of the Board of Directors. The current members of the Company’s Nominating and Governance Committee are Ms. Rogers and Messrs. Bell, Haden, McMillan, and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended December 31, 2018, the Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee oversees the annual self-assessment of the effectiveness of the Board and the individual Directors. In conducting its annual assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company. The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, or in the nomination of the Nominees. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund shareholders, prior service on the Board, and familiarity with the Company are considered important assets.

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Point.360, a post production services company, and TFI, a mutual fund complex managed by the Advisor. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

David S. DeVito. Mr. DeVito is Executive Vice President and Chief Operating Officer of the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and TCW LLC, is President and Chief Executive Officer of TFI, a mutual fund complex managed by the Advisor, and is Treasurer and Chief Financial Officer of MWF, a mutual fund complex managed by an affiliate of the Advisor. He also serves on the boards of several philanthropic organizations, including the YMCA of Metropolitan Los Angeles and Loyola High School of Los Angeles. Prior to joining TCW in 1993, Mr. DeVito was a Certified Public Accountant and Senior Manager with Deloitte. He is also a member of the American Institute of Certified Public Accountants and the California Society of CPAs.

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Company, is the President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also serves on the board of directors of Tetra Tech, Inc., an environmental consulting company, Auto Club, an affiliate of AAA, MWF, a mutual fund complex managed by an affiliate of the Advisor, and TFI, a mutual fund complex managed by the Advisor, of which he is also the Independent Chairman. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and, prior to August 2010, was a member of the board of trustees of the University of Southern California.

David B. Lippman. Mr. Lippman is President and Chief Executive Officer of The TCW Group, Inc., TCW LLC, the Advisor, and TCW Asset Management Company LLC, Chief Executive Officer of Metropolitan West Asset Management, LLC, and President and Principal Executive Officer of MWF, a mutual fund complex managed by an affiliate of the Advisor. Mr. Lippman was the Chief Executive Officer of Metropolitan West Asset Management, LLC prior to its acquisition by TCW in 2009. Prior to that, he was managing director of structured product sales at Credit Suisse First Boston in New York and a managing director at Donaldson, Lufkin & Jenrette, where he headed mortgage sales. From 1985-1990, he worked at Drexel Burnham Lambert in Beverly Hills.

Peter McMillan. Mr. McMillan is the Co-Founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm, and Co-Founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of various KBS real estate investment trusts, MWF, a mutual fund complex managed by an affiliate of the Advisor, TFI, a mutual fund complex managed by the Advisor, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers, Chair of the Nominating and Governance Committee, is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of trustees of The Rose Hills Foundation, Norton Simon Museum, Stanford University, TFI, a mutual fund complex managed by the Advisor, Causeway ETML Trust, a mutual fund complex, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of trustees of The Chandler School, The Hotchkiss School and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Andrew Tarica. Mr. Tarica is the founder and Chief Executive Officer of Meadowbrook Capital Management (“MCM”), a fixed income credit asset management business he founded in 2001. Mr. Tarica is currently the Chief Executive Officer of MCM as well as an employee of Cowen Prime Services (“CPS”), a SEC/FINRA registered broker dealer. He runs fixed income trading at CPS. Prior to founding MCM, he was the global head of the high grade corporate bond department at

Donaldson, Lufkin & Jenrette from 1992 to 1999. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. He is a member of the Board of Directors of TCW Funds, Inc., Metropolitan West Funds, and TCW Direct Lending VII LLC.

The Nominating and Governance Committee will consider potential director candidates recommended by Company shareholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating and Governance Committee Charter; are not “interested persons” of the Company within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. Director qualification requirements include, but are not limited to, the following:

(a)

The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)

The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)

The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Governance Committee.

In addition, the nominating shareholder or shareholder group must meet the following requirements in order for the Nominating and Governance Committee to consider a proposed nominee:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the

Company’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating and Governance Committee Charter).

A nominating shareholder or shareholder group may not submit more than one Independent Director Nominee each calendar year. All shareholder-recommended nominee submissions for the Annual Meeting must have been received by the Company by April 4, 2019, the deadline for submission of any shareholder proposals to be included in the Company’s proxy statement for its Annual Meeting.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Company’s Secretary. Notice to the Company’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Company shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Company’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Nominating and Governance Committee may identify prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Company’s Nominating and Governance Committee Charter provides minimum qualifications for Company directors which include expertise, experience or relationships that are relevant to the Company’s business, and educational qualifications. The Nominating and Governance Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating and Governance Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board. Each of the Director nominees included in this Proxy Statement currently serves on the Board of Directors of the Company.

No nominee recommendations have been received from shareholders for this Annual Meeting. The Nominating and Governance Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Company’s needs and circumstances, and as applicable legal or listing standards change.

The Valuation Committee was established on March 13, 2017 and has adopted a written charter (the “Valuation Committee Charter”). A copy of the Valuation Committee Charter is posted on the Company’s website (www.tcw.com). The Valuation Committee assists the Board of Directors in monitoring the implementation of the Company’s valuation procedures as adopted and amended from time to time. The Valuation Committee has the authority to resolve valuation issues that may arise from time to time, which authority includes working with the Advisor’s pricing committee and the pricing officer of the Advisor, as necessary, to resolve any such issues. The Valuation Committee’s current members are Messrs. Haden, McMillan, Tarica and DeVito. During the fiscal year ended December 31, 2018, the Valuation Committee held no meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Company, require the Company’s officers and Directors, Advisor, certain affiliates of the Advisor, and persons who beneficially own more than ten percent of a registered class of the Company’s securities (“Reporting Persons”) to file reports of ownership of the Company’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”) and the NYSE. Reporting Persons are also required by such regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Company and written representations of certain Reporting Persons, the Company believes that during the fiscal year 2018 all required Section 16(a) ownership reports were timely filed.

Officers

The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*
Meredith Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc. and Metropolitan West Funds; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013–December 2015).

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Richard M. Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Managing Director, Chief Financial Officer and Assistant Secretary (2008–December 2015), Trust Company of the West; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Treasurer and Principal Financial and Accounting Officer, TCW Funds, Inc. (since 2014).

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Anti-Money Laundering Officer (since December 2016), TCW Funds, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC and Advisor, Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014–December 2015); Chief Compliance Officer, TCW Funds, Inc. and Metropolitan West Funds (since 2014); Managing Director, Global Chief Compliance Officer, The TCW Group, Inc. (since September 2014); Chief Compliance Officer (2009–August 2014), MainStay Funds (mutual fund); Managing Director (2009–July 2014), New York Life Investments (investment management).

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Eric Chan (1978)	Assistant Treasurer	Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006); Assistant Treasurer, TCW Funds, Inc. (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant.

Patrick W. Dennis (1981)	Vice President and Assistant Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary, the Advisor, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, and TCW LLC (since February 2013) and Trust Company of the West (February 2013–December 2015); Vice President and Assistant Secretary, TCW Funds, Inc. and Metropolitan West Funds (since 2013).

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*

Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Funds, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998–July 2016).

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Shareholder Approval

Directors will be elected by a plurality of the total votes cast at the Annual Meeting by the holders of shares present in person or by proxy and entitled to vote on such action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Directors have selected Deloitte, 555 West 5th Street, Los Angeles, California 90013 as the registered public accounting firm of the Company for the fiscal year ending December 31, 2019. Deloitte is responsible for auditing the Company’s annual financial statements. While the Independent Directors are responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, the Company is requesting, as a matter of good corporate governance, that the shareholders ratify the appointment of Deloitte as the independent registered public accounting firm. If the shareholders fail to ratify the selection, the Independent Directors will reconsider whether to retain Deloitte and may retain that firm or another without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Independent Directors may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Representatives of Deloitte will be available in person or by telephone at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

Deloitte, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that Deloitte is an independent auditor with respect to the Company. Certain information concerning the fees and services provided by Deloitte to the Company and to the Advisor and its affiliates for the most recent fiscal year of the Company is provided below. For purposes of the following information, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, are referred to as “Service Affiliates.”

(1)

Audit Fees. The aggregate fees billed for each of the last two fiscal years to the Company (the “Reporting Periods”) for professional services rendered by Deloitte for the audit and review of the Company’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
12/31/18	$77,000
12/31/17	$75,000

(2)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte to the Company that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Year Ended	Audit-Related Fees
12/31/18	$0
12/31/17	$0

(3)

Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees*
12/31/18	$5,400
12/31/17	$5,400

Tax Services consisted of services related to the Company’s compliance with the requirements for regulated investment companies and review and assistance with the Company’s tax returns.

*	The Tax Fees were pre-approved by the Audit Committee pursuant to the terms of the Audit Committee Charter.

(4)

All Other Fees. The aggregate fees billed to the Company in the Reporting Periods for products and services provided by Deloitte, other than the services reported in paragraphs (1) through (3) above, were as follows:

Fiscal Year Ended	All Other Fees
12/31/18	$0
12/31/17	$0

The aggregate non-audit fees billed by Deloitte for services rendered to the Service Affiliates for the last two fiscal years of the Company were $0 in 2018 and $0 in 2017, respectively.

The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent accountant and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Company’s operations and financial reporting.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte, or any other independent auditor engaged by the Company, and any non-audit or audit-related services provided by them to the Company’s service affiliates which have an impact on the Company. The Audit Committee recommends the engagement of the auditor for each fiscal year and a majority of the Company’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provisions of types or categories of non-audit services for the Company and permissible non-audit services for the Company’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Company’s independent auditor, the Audit Committee receives a list of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limit on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Audit Committee Report

The Audit Committee of the Board of Directors normally meets at least once during each full fiscal year with the Company’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Company’s Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2018 with management and the independent auditors of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Company’s independent auditors of non-audit services to the Company, and of professional services to the Advisor and affiliates of the Advisor that provide services to the Company, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB No. 1 and has discussed with the independent auditors the independent auditors’ independence.

The members of the Company’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board of Directors has determined that Mr. Samuel P. Bell and Ms. Victoria B. Rogers each qualifies as an “audit committee financial expert,” as defined under Item 407(d) of the SEC’s Regulation S-K. The Audit Committee is in compliance with applicable rules of the NYSE listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Company’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s annual report to shareholders for the fiscal year ended December 31, 2018. The members of the Audit Committee, Messrs. Bell, Haden, McMillan, and Tarica and Ms. Rogers, are “independent” within the meaning of the NYSE corporate governance standards for audit committees.

Shareholder Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company is aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Company entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, (i) a plurality of the votes cast at the Annual Meeting is required to elect each of the Directors; and (ii) an affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will have no effect on Proposal 1 or Proposal 2.

The Company’s Common Stock is the only class of outstanding voting securities of the Company. At July 31, 2019, 47,686,957 shares of Common Stock were outstanding and entitled to vote. Each shareholder may cast one vote for each full share held, and a partial vote for each partial share. The Company’s Common Stock does not have cumulative voting rights.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the Chairman of the Annual Meeting or the shareholders may adjourn the Annual Meeting. The vote required to adjourn the Annual Meeting is the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. In such a case, the proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the Chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In such a case, the proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

Cost and Method of Proxy Solicitation

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Advisor. In addition, proxy solicitation may be conducted by AST Fund Solutions, a proxy solicitation firm, which will be paid approximately $4,500 and will be reimbursed for its related expenses. The cost of solicitation of proxies will be borne by the Company, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Shareholders may sign and mail the proxy card(s) received with the Proxy Statement or may give voting instructions via touchtone telephone by following the instructions enclosed with the proxy card.

Household Mailings

The Company reduces the number of duplicate annual and semi-annual reports and proxy statements a household receives by sending only one copy of those documents to those addresses shared by two or more accounts (unless the Company receives contrary instructions from an account holder). Write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or call 1-877-829-4768 to request individual copies of reports and proxy statements, or to request a single copy of reports and proxy statements if receiving duplicate copies. The Company will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the NYSE Listed Company Manual, the Company’s Annual CEO Certification certifying as to compliance with the NYSE’s corporate governance listing standards was submitted to the NYSE on October 23, 2018 as part of its Annual Written Affirmation. In addition, on March 1, 2019, the Company filed the required CEO/CFO certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as an exhibit to its Form N-CSR for the year ended December 31, 2018.

Shareholder Proposals

The Company holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Company’s 2020 annual meeting of shareholders must be received by April 3, 2020, in order to be included in the Company’s proxy statement and form of proxy relating to the annual meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2020 annual meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal between June 18, 2020 and July 18, 2020. The persons named as proxies for the 2020 annual meeting of shareholders will, with respect to the proxies in effect at such annual meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that annual meeting unless the Company receives notice of the matter by June 17, 2020. If the Company receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Investment Advisor

TCW Investment Management Company LLC, 865 South Figueroa Street, Los Angeles, California 90017, serves as the investment advisor of the Company.

Administrator

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Company.

Shareholder Reports

A copy of the Company’s most recent annual report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by telephoning 1-800-FUND-TCW.

Beneficial Share Ownership of Directors and Officers

As of the record date, July 31, 2019, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Company, as follows:

Name of Beneficial Owner	Number of Shares	% of Company
Independent Directors
Samuel P. Bell	2,700	*
Patrick C. Haden	21,001	*
Peter McMillan	10,000	*
Victoria B. Rogers	16,200	*
Andrew Tarica	31,000	*

Interested Directors
David S. DeVito	0	*
David B. Lippman	0	*

Executive Officers
Meredith Jackson	0	*
Richard M. Villa	0	*
Jeffrey Engelsman	0	*
Eric Chan	0	*
Patrick W. Dennis	0	*
Lisa Eisen	0	*

All Directors and Executive Officers as a Group (13 persons)	80,901	*

*	Less than 1 percent of shares outstanding as of July 31, 2019.

Beneficial Share Ownership of Shareholders

As of the record date, July 31, 2019, as far as known to the Company, the following person beneficially owned more than 5% of the outstanding Common Stock of the Company:

Name and Address of Shareholder	Number of Shares	% of Company
Cede & Co P.O. Box 20 Bowling Green Station New York, NY 10274-0020	46,266,235	97.02%

By Order of the Board of Directors

PATRICK W. DENNIS

Vice President and Assistant Secretary

August 2, 2019

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials.

A copy of the Company’s annual report for the year ended December 31, 2018 and a copy of the Company’s most recent semi-annual report once published are available without charge upon request by writing the Company at 865 South Figueroa Street, Los Angeles, California 90017 or by telephoning 1-800-FUND-TCW.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

TCW STRATEGIC INCOME FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2019

The undersigned member of TCW Strategic Income Fund, Inc. (the “Company”) acknowledges receipt of the Notice of the 2019 Annual Meeting of Shareholders of the Company and the Proxy Statement and hereby appoints Patrick W. Dennis and David S. DeVito, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hotel Indigo LA Downtown, 899 Francisco Street, Los Angeles, CA 90017, on September 17, 2019, at 8:00 a.m. Pacific Daylight Time, and at any adjournments or postponements thereof, as indicated on this proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE SHAREHOLDERS.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 758-5880. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2019. The Company’s Notice of 2019 Annual Meeting of Shareholders and Proxy Statement are available on the Internet at:

https://vote.proxyonline.com/TCW/docs/TCWStrategic2019.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TCW STRATEGIC INCOME FUND, INC.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:

1	Election of Directors:	FOR	WITHHOLD

	1-1. Samuel P. Bell	O	O

	1-2. Patrick C. Haden	O	O

	1-3. Peter McMillan	O	O

	1-4. Victoria B. Rogers	O	O

	1-5. Andrew Tarica	O	O

	1-6. David S. DeVito	O	O

	1-7. David B. Lippman	O	O

		FOR	AGAINST	ABSTAIN

2	To ratify the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019	O	O	O
3	Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof	O	O	O

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE COMPANY, AT THE SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE ANNUAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY CARDS MUST BE RECEIVED BY SEPTEMBER 17, 2019 BEFORE 8:00 A.M. PACIFIC DAYLIGHT TIME TO BE COUNTED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]